[AVOCA LETTERHEAD]



                              February 16, 1996







Securities and Exchange Commission
450 Fifth St., N.W.
Judiciary Plaza
Washington, D.C.  20549-1004

Via Edgar Electronic Filing System

                        In Re:  File Number 0-1026
                                ------------------

Gentlemen:

                Pursuant  to   regulations   of  the   Securities  and  Exchange
Commission,     submitted    herewith   for   filing   on   behalf   of   Avoca,
Incorporated (the "Company"), is the Company's Definitive Proxy Statement dated February 16, 1996.

                This filing is being effected by direct transmission to the Commission's EDGAR System.

                                                   Sincerely,


                                                   /s/ Edward B. Grimball
                                                   -----------------------------
                                                   Edward B. Grimball
                                                   Executive Vice President &
                                                   Chief Financial Officer
                                                   (504) 586-7570

EBG/drm

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant X
                       ---
Filed by a Party other than the Registrant
                                          ---


Check the appropriate box:

   Preliminary Proxy Statement
---
   Confidential,  for  Use  of  the  Commission  Only   (as  permitted  by  Rule
   14a-6(e)(2))
---
 X Definitive Proxy Statement
---
   Definitive Additional Materials
---
   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
---

                               Avoca, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 X  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
---

    $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
---

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---


    1)   Title of each class of securities to which transaction applies:

            Not Applicable
         -----------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

            Not Applicable
         -----------------------------------------------------------------------


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

            Not Applicable
         -----------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

            Not Applicable
         -----------------------------------------------------------------------

    5)   Total fee paid:

            Not Applicable
         -----------------------------------------------------------------------


*Set forth the amount on which the filing fee is calculated and state how it was determined.


      Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:   Not Applicable
                                ------------------------------------------------
      2) Form Schedule or Registration Statement No.:   Not Applicable
                                                     ---------------------------
      3) Filing Party:   Not Applicable
                      ----------------------------------------------------------
      4) Date Filed:   Not Applicable
                    ------------------------------------------------------------

[AVOCA LETTERHEAD]




February 16, 1996



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on the second floor of the Main Office of Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana 70130 at 11:00 a.m. on Tuesday, March 19, 1996. Enclosed you will find the formal Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the attached proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.



                                                     /s/ Edward B. Grimball

                                                     Edward B. Grimball
                                                     President

[AVOCA LETTERHEAD]




Notice of Annual Meeting of Shareholders

To the Shareholders:

         The Annual Meeting of Shareholders of Avoca, Incorporated will be held on the second floor of the Main Office of Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana, on Tuesday, March 19, 1996 at 11:00 a.m. for the following purposes:
         1.   Fixing the number of directors for the ensuing year;
         2. Election of directors to serve for one year and until their successors are chosen and have qualified;
         3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.
         The close of business on February 8, 1996 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

New Orleans, Louisiana
February 16, 1996

Avoca, Incorporated
P.O. Box 61260
New Orleans, Louisiana 70161


Proxy Statement

         The enclosed proxy is solicited by the Board of Directors of Avoca, Incorporated ("the Company") for use at the Annual Meeting of Shareholders to be held on March 19, 1996 and at any adjournments thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted for management's proposal to fix, at five, the number of directors to be elected for the ensuing year, and for election of the nominees for director hereinafter named.
         The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the meeting.
         The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may solicit proxies by personal interview, mail, telephone and other means, but will not receive additional compensation therefor.
         It is expected that this proxy statement and related materials will first be mailed to shareholders on or about February 16, 1996.


Voting Securities

         Only shareholders of record as of the close of business on February 8, 1996 are entitled to vote at the meeting. At that time, 830,500 shares of the Company's Common Stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote. A majority of votes actually cast (which excludes abstentions and broker nonvotes) shall decide any matter properly coming before the meeting, except that directors shall be elected by plurality vote. In the election of directors, shareholders have the right of cumulative voting, i.e., the right to multiply the number of shares that the shareholders are entitled to vote by the number of directors to be elected, and to cast all such votes for one nominee or distribute them among two or more nominees. The nominees receiving the highest number of votes will be elected. The enclosed proxy gives proxy holders discretionary authority to cumulate votes in the election of directors.

2     AVOCA, Incorporated

         The following table provides information as of January 12, 1996 concerning each stockholder known by the Company to be the beneficial owner (as determined in accordance with applicable rules of the Securities and Exchange Commission) of more than 5% of its outstanding stock:

Name and Address                     Shares Beneficially           Percent of
of Beneficial Owner                        Owned                      Class
--------------------------------------------------------------------------------
Whitney National Bank
228 St. Charles Avenue
New Orleans, Louisiana 70130               268,000                    32.27%

Hellenic, Inc.
800 David Drive
Morgan City, Louisiana 70380                75,000                     9.03%

Sandy Run Farm L.L.C.
76036 Highway 1082
Covington, Louisiana 70433                  59,000 (1)                 7.10%

  (1) Sandy Run Farm L.L.C. is a limited liability company owned and controlled by the Estate of Mrs. Dorothy S. Milling and members of Mrs. Milling's family.


Number and Election of Directors

         The Company's Charter provides for a Board of Directors consisting of such number of persons, not less than five or more than fifteen, as is fixed by the shareholders prior to each election of directors. The Company's Board consisted of five persons for many years. Although the Board was increased to six persons in 1990, the number was reduced to five by the death of John J. Zollinger, Jr. on May 19, 1995. The vacancy created by Mr. Zollinger's death has not been filled and management proposes to leave at five the number of directors to be elected for the ensuing year. Unless you specify otherwise, proxy holders will vote for this proposal and for election of the management nominees hereinafter named, who are to serve for one year and until their successors are chosen and have qualified. All nominees are members of the Company's present Board and were elected at the last annual meeting. Should the number of directors be fixed at more than five or should any of the nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for other nominees recommended by the Board.


                                                       AVOCA, Incorporated     3

The following table includes information furnished by the respective nominees with regard to their principal occupations for the last five years and their beneficial ownership (as determined in accordance with applicable rules of the Securities and Exchange Commission) of the Company's outstanding stock as of January 12, 1996.

Name, Age, Position with                                Shares           Percent
Company and Principal                  Director      Beneficially           of
Occupation                              Since           Owned             Owned
--------------------------------------------------------------------------------
Richard W. Fox, 40;
Manager, Sandy Run Farm L.L.C.
(land management, farming and
investments); formerly Vice
President, FirstNBC (Trust
Investment Department)                    1995            None               ---

Edward B. Grimball, 51;
Director and President of the
Company; since September, 1990,
Chief Financial Officer and Vice
President (Executive Vice
President since October, 1991),
Whitney National Bank;                    1993            None               ---

Peter V. Guarisco, 68; President,
Hellenic, Inc. (real estate, oil and
gas, investments, construction);
director, Sterling Sugars, Inc.           1995           2,000(1)           .24%

Guy C. Lyman,  Jr., 63;  Director of
the  Company;  Attorney,  Milling,
Benson, Woodward, Hillyer, Pierson
& Miller, L.L.P.                          1993            None               ---

M. Cleland Powell, III, 47;
Director and Secretary-Treasurer
of the Company; Senior Vice
President, Whitney National Bank          1986            None               ---

All directors and officers as a
group                                      ---           2,000              .24%

(1) Excludes 75,000 shares owned by Hellenic, Inc., of which Mr. Guarisco is president, a director and shareholder. Mr. Guarisco disclaims beneficial ownership of such shares.

4     AVOCA, Incorporated

Information Concerning Management

Executive Compensation
     Except for quarterly fees of $250 per director, all officers and directors of the Company serve without remuneration.

Certain Relationships
     Messrs. Grimball and Powell represent the stockholder's interest of Whitney National Bank, which owns 32.27% of the Company's outstanding stock.
     Mr. Guarisco represents the stockholder's interest of Hellenic, Inc., which owns 9.03% of the Company's outstanding stock.
     Mr. Fox represents the stockholder's interest of Sandy Run Farm L.L.C., which owns 7.10% of the Company's outstanding stock.
     Mr. Lyman's professional law corporation is a partner of the law firm of Milling, Benson, Woodward, Hillyer, Pierson & Miller, L.L.P., which acts as legal counsel for the Company and, together with other law firms, represents Whitney National Bank and its parent, Whitney Holding Corporation, on a regular basis.

Other Information
     The Company has no standing audit, nominating or compensation committees, or committees performing similar functions.
     In addition to actions taken by unanimous written consent, the Board held five meetings during the year. Each director attended all of the meetings held during the period he served, except that Messrs. Guarisco and Zollinger each were absent from one meeting.

Accountants

     It is anticipated that Ernst & Young LLP, which has audited the Company's financial statements since 1950, will be asked to serve as the Company's independent public accountants for 1996. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. He will have an opportunity to make a statement if he desires to do so.

Shareholder Proposals

     In order to be considered for inclusion in the proxy statement and proxy relating to the 1997 Annual Meeting of Shareholders, proposals of shareholders must be received at the Company's principal executive office no later than October 21, 1996.

                                                       AVOCA, Incorporated     5

Other Matters

     The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice. The Board knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournments thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

6     AVOCA, Incorporated

--------------------------------------------------------------------------------


When properly executed and returned, this proxy will be voted in the manner specified thereon. If no manner is specified, the proxy will be voted for proposals 1 and 2.
P                                                                              P
                             DATE __________________________________, 1996.


R                             ----------------------------------------------   R
                                        SIGNATURE OF SHAREHOLDER

                             NOTE: Please sign as your  name appears hereon.
O                            If shares are held by joint owners, both should   O
                             sign.   When   signing  as    attorney-in-fact,
                             executor, administrator, trustee or guardian, please give your full title as such. If a
X                            corporation, please sign in full corporate name   X
                             by authorized officer. If a partnership, please sign in full partnership name by authorized person.
Y                                                (Continued on reverse side)   Y


   PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ACCOMPANYING ENVELOPE
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
    AVOCA, INCORPORATED                  SOLICITED BY THE BOARD OF DIRECTORS
P                                                                              P
         The undersigned hereby appoints Edward B. Grimball and M. Cleland Powell, III, and each of them, proxies with full power of substitution,
    to represent  and  to  vote  all  shares  of  Common  Stock  of   Avoca,
    Incorporated which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held on Tuesday,
R   March 19, 1996  and  at  any  adjournments  thereof  (1)  as hereinafter   R
    specified upon the proposals listed below and (2) in their discretion upon such other business as may properly come before the meeting.

  A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS

O   1.Proposal to fix, at five, the number of directors for the ensuing year.  O
      For       Against        Abstain
         -----         -----           -----

    2.Election of Directors.
      For all or any of the nominees listed        Withhold authority to vote
X     below (except as indicated to the            for all or any of the       X
      contrary below)                              nominees listed below
                     -----                                              -----

      Richard W. Fox, Edward B. Grimball, Peter V. Garisco, Guy C. Lyman, Jr.,
      M. Cleland Powell, III

      (INSTRUCTION:  To withhold authority to vote for any individual nominee,
Y              write that nominee's name in the space provided below.)         Y

--------------------------------------------------------------------------------
All as set forth in the Notice and Proxy Statement for the meeting, receipt of which is hereby acknowledged.
                        TO BE SIGNED ON REVERSE SIDE